Investment Securities - Schedule of Changes in Cumulative Amount of Credit Losses (recognized in Earnings) On Other-than-temporarily Impaired Available-for-sale Securities (Details) - OneMain Holdings, LLC [Member] - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Balance at beginning of period	$ 2	$ 1
Impairment not previously recognized	0	1
Realized due to dispositions with no prior intention to sell	2	0
Balance at end of period	0	2	$ 1
Proceeds from sales and redemptions	518	431	280
Realized gains	16	15	9
Realized losses	(1)	(1)	(1)
Net realized gains	$ 15	$ 14	$ 8